EXHIBIT 99.1



               RESCISSION, FINAL RELEASE AND SETTLEMENT AGREEMENT
               --------------------------------------------------

        THIS RESCISSION,  FINAL RELEASE AND SETTLEMENT AGREEMENT  ("Agreement"),

executed as of the 1st day of January,  2002, is by and between  Achievement Tec

Holdings,  Inc., a Delaware  corporation  ("Company")  (formerly known as Silver

Ramona,  Inc., a Delaware  corporation prior to its merger with the Company) and

L+R Moran, Inc. ("Moran").


                                   WITNESSETH:
                                   ----------


        1.      Rescission of Purchase and Sale Agreement.  In  consideration of
                -----------------------------------------
the mutual promises contained in this Agreement, the Company and Moran agree to,

and do hereby, rescind and terminate that certain Purchase and Sale Agreement by and between Silver Ramona, Inc., and L+R Moran, Inc., dated December 4, 2000 and all  other  agreements,  documents  and  instruments  made and  entered  into in connection therewith (collectively the "Agreement of P&S").


        2.      Release by Moran.
                ----------------

                In  consideration  of the  mutual  promises  contained  in  this

Agreement,  Moran,  its officers,  directors,  shareholders,  agents and assigns

agree  to  release  and  hold  harmless   Company,   its  officers,   directors,

shareholders,  agents and assigns,  and any affiliate from any and all liability arising from the Agreement of P&S.


        3.      Release by Company.
                -------------------

                In  consideration  of the promises  contained in this Agreement,

Company, its officers, directors,  shareholders, agents and assigns, release and hold harmless Moran, its officers, directors,  shareholders, agents and assigns,

from any and all liability arising from the Agreement of P & S.


        4.      Delivery of Documents.
                ---------------------

                Each of the parties to this Agreement agrees to promptly deliver any and all  documents  executed  in  connection  with the  Agreement  of P & S,

including stock certificates,  Bill of Sale, etc., and covenant that each of the parties and their  representatives  or assigns  will do all things  necessary to carry out the terms of this Agreement.


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        5.      Indemnification by Company.
                --------------------------

                Company agrees to defend,  indemnify and hold harmless Moran and its successors  and assigns from,  against and in respect of any and all loss or damage (including attorneys and accounting fees) resulting from the operation of the Company from the date of execution of this Agreement forward.


        6.      Indemnification by Moran.
                ------------------------

                Moran agrees to defend,  indemnify and hold harmless Company and its successors and assigns and any  affiliate,  from,  against and in respect of any and all loss or damage  (including  attorneys and accounting fees) resulting from the  operation  of Moran  after the date of  execution  of this  Agreement,

including, but not limited to, any labor or employment agreements.


        7.      Termination of Agreement of P & S.
                ---------------------------------

                Each of the  parties  to this  Agreement  acknowledges  that the

Agreement of P & S is hereby  rescinded  and  terminated in all respects and all property  and/or assets  transferred in accordance with the Agreement of P&S are hereby reconveyed and  retransferred to the transferor or assignor  thereof.  In addition,  L. D.  Moran,  individually,  and  Royce  Moran,  individually,  have executed  this  Agreement  solely to evidence  their  agreement to terminate and cancel,  effective on the date hereof,  (i) all employment  agreements  with the

Company and (ii) all stock  options  from the  Company,  which are  currently in force on the date hereof, and the Company hereby agrees to terminate and cancel,

effective on the date hereof,  all employment  agreements and stock options with

L. D. Moran and/or Royce Moran which are currently in force on the date hereof.


        8.      Confidentiality.
                ---------------

                Each  of  the  parties   covenants  that  officers,   directors,

shareholders,  agents and assigns will maintain as confidential any confidential information  or trade secrets which may have been divulged or made  available to the other party prior to execution of this  Agreement  and will not disclose any such  confidential  information  or trade secrets to any third  parties  without express written consent of the other party.


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        9.      Counterparts.
                ------------

                This  Agreement may be executed in  Counterparts,  each of which may be  deemed  original  but all of  which  shall  constitute  one in the  same instrument.


        10.     Governing Law.
                -------------

                This  Agreement  shall  be  construed  in  accordance  with  and governed by the laws of the State of Texas and deemed  performable  in the State of Texas.


        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date and year first above written.




 Achievement Tec Holdings, Inc.                  L+R Moran, Inc.

 /S/ Milton S. Cotter                            /S/ L. D. Moran
 -----------------------------                   -----------------------
 Milton S. Cotter, President                     L. D. Moran, President

                                                 /S/ L. D. Moran
                                                 -----------------------
                                                 L. D. Moran Individually

                                                 /S/ Royce Moran
                                                 -----------------------
                                                 Royce Moran